UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2009

LIVE CURRENT MEDIA INC.
(Exact name of Registrant as specified in charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

   375 Water Street
Suite 645
Vancouver, British Columbia V6B 5C6
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01	Changes in Entry into a Material Definitive Agreement

On May 22, 2008, (the “Closing Date”) Live Current Media Inc. (formerly known as Communicate.com Inc., the “Company”) consummated the closing of (the “Closing”) its Agreement and Plan of Merger (the “Merger Agreement”), dated March 25, 2008, by and among the Company, Communicate.com Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Subsidiary”), Entity, Inc., a Delaware corporation (“Entity”), Harjeet Taggar, Kulveer Taggar and Patrick Collison, the founding members of Entity (each a “Founder” and collectively, the “Founders”) and Harjeet Taggar as representative of the shareholders of Entity (the “Shareholder Representative”).

Pursuant to the Merger Agreement, Entity has merged with and into the Merger Subsidiary with the Merger Subsidiary as the surviving corporation (the “Merger”).  In connection with the Merger, the shareholders of Entity (“Entity Shareholders”) were entitled to receive in total (i) $2,000,000 cash minus $153,305.32 in certain assumed liabilities paid at the Closing (the “Cash Consideration”) and (ii) 1,000,000 shares of common stock of the Company (the “Merger Shares”), in exchange for 100% of the issued and outstanding shares of Entity. Pursuant to the Merger Agreement, the number of Merger Shares was calculated based on the price of $3.00 per share.

In connection with the Merger, the  Entity Shareholders were entitled to receive (i) 34% of the Merger Shares (the “Initial Shares”) for a total of 340,000 shares of common stock and (ii) the Cash Consideration minus $800,000 (the “Initial Cash”) for a total of $1,046,694.68 upon the Closing.  The remaining Merger Shares were to be distributed in the amount of 22% of such Merger Shares on the first, second, and third anniversary of the Merger (the “Distribution Shares”) and the remaining $800,000 of the total Cash Consideration (the “Distribution Cash”), was to be distributed on the first anniversary of the Merger (each, a “Distribution Date”).  The Company has distributed the first set of Distribution Shares.

The Company has reached an agreement with certain of the Entity Shareholders collectively entitled to receive $424,934.40 of the Distribution Cash to accept convertible promissory notes (the "Notes") containing the following terms in lieu of the Distribution Cash:  The Notes are in the aggregate principal amount of $424,934.40 and are convertible into shares of Common Stock of the Company at any time prior to the maturity of the Notes at a price per share equal to $0.25.  The Notes will be due and payable on May 22, 2010 and carry interest at the rate of ten percent (10%) per annum, with such interest accruing as of May 22, 2009 (the date the Distribution Cash was scheduled to be disbursed). Interest under the Notes is payable quarterly in arrears. The Notes may be prepaid by the Company at any time.  The date of issuance of the Notes is August 17, 2009.

Although the Notes were offered to all of the Entity Shareholders, certain Entity Shareholders entitled to receive an aggregate of $375,065.60 of the Distribution Cash did not accept the offer and such Distribution Cash remains subject to payment under the Merger Agreement.

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The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form Note filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The Company hereby incorporates by reference the disclosures made by the Company under Item 1.01 of this Current Report on Form 8-K.

The offer and issuance of the Notes (and the Common Stock underlying the Notes) is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on (i) the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder; or (ii) the exemption afforded under Rule 903 of Regulation S of the Securities Act.  The Company made this determination based on the representations of the Entity Shareholders which included, in pertinent part, that such shareholders were “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and that such shareholders were acquiring the securities for investment purposes for their own respective accounts and not as nominees or agents, and not with a view to the resale or distribution thereof and that each share of the Company’s common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.  The Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the issuance of the Notes and each Entity Shareholder, to the extent relying on the exemption afforded under Regulation S, represented to the Company that the shareholder was not a U.S. person, as defined in Regulation S, and was not acquiring the Notes for the account or benefit of a U.S. person.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the form Note filed as exhibits 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events

On August 20, 2009, the Company issued a press release regarding the Notes. The press release is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

None.

(b)   Pro Forma Financial Information

None.

(d)	Exhibits

Exhibit

10.1	Form of Convertible Promissory Note

10.2	Press Release dated August 20, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

By: /s/ C. Geoffrey Hampson
       C. Geoffrey Hampson
       Chief Executive Officer
       Dated: August 21, 2009

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